UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously reported, on June 30, 2013 William A. Shumaker, the Chairman of the Board and Chief Executive Officer of Kewaunee Scientific Corporation (the “Company”) retired from his position as Chief Executive Officer. Mr. Shumaker remains on the Board of Directors of the Company (the “Board”) as non-executive Chairman of the Board.

(c) and (d) As also previously reported, on July 1, 2013, David M. Rausch, the Company’s President and Chief Operating Officer, succeeded Mr. Shumaker as the Chief Executive Officer and became a member of the Board. Mr. Rausch has been elected to serve on the Board’s Executive Committee and Financial/Planning Committee.

Mr. Rausch, 54, joined the Company in March 1994 and has served in numerous senior management roles. In June 2007, Mr. Rausch was elected Vice President of Construction Services and in June 2011 was elected Senior Vice President of Construction Services and General Manager of the Laminate Furniture Division. He was elected President and Chief Operating Officer in March 2012.

There is no arrangement or understanding between Mr. Rausch and any other person pursuant to which Mr. Rausch was selected to serve as a director and Chief Executive Officer of the Company.

(e) On June 26, 2013, the Board adopted the Kewaunee Scientific Corporation Fiscal Year 2014 Incentive Bonus Plan (the “Plan”) for our President and Chief Executive Officer, and certain managers, including our executive officers (“Eligible Participants”). The Plan provides for a bonus pool and bonus payouts to Eligible Participants equal to a percentage of the Eligible Participant’s base salary based upon our or our division’s achievement of various levels of earnings for the year (which will affect 75% of the participant’s bonus potential) and other conditions described therein (which will affect 25% of the participant’s bonus potential), as approved by our Board of Directors. The Plan is a one-year plan for Fiscal Year 2014.

A copy of the form of the Kewaunee Scientific Corporation Fiscal Year 2014 Incentive Bonus Plan is filed herewith as
Exhibit 10.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation

On June 26, 2013, the Company amended Section 5.02 of the Bylaws of the Company, effective as of July 1, 2013, to increase the number of directors of the Company’s Board of Directors from seven (7) to eight (8). A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

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Exhibit Number	Description

3	Bylaws of the Company, as amended July 1, 2013.

10.1	Kewaunee Scientific Corporation Fiscal Year 2014 Incentive Bonus Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2013

Kewaunee Scientific Corporation

By:	/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and
Chief Financial Officer

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